U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 24, 2003



                          TRANSAX INTERNATIONAL LIMITED
                  formerly known as "Vega-Atlantic Corporation"
        _________________________________________________________________
        (Exact name of small business issuer as specified in its charter)


                                    COLORADO
              ____________________________________________________
              (State or other Jurisdiction as Specified in Charter



         00-27845                                     84-1304106
________________________                  ____________________________________
(Commission file number)                  (I.R.S. Employer Identification No.)



                                601 West Broadway
                                    Suite 400
                           Vancouver, British Columbia
                                 Canada V5Z 4C2
                    ________________________________________
                    (Address of Principal Executive Offices)


                                 (604) 871-4451
                           ___________________________
                           (Issuer's telephone number)


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Items 1 through 3, 5, 6 and 8 not applicable.

Item 4. Changes in Registrant's Certifying Accountant

     On September 22, 2003, the Board of Directors of Transax International Limited, a Colorado corporation (the "Company"), terminated the services of LaBonte & Co., Chartered Accountants ("LaBonte") as principal independent accountants for the Company. The termination of LaBonte is a result of the consummation of a merger between Transax Limited and Vega-Atlantic Corporation and the subsequent decision by the Board of Directors that it would be in the best interests of the Company to effect a change in auditors to the current auditors of Transax Limited. During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of LaBonte, there were no disagreements with LaBonte which were not resolved on any matters concerning accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of LaBonte, would have caused LaBonte to make reference to the subject matter of the disagreements in connection with its reports. The report of LaBonte for fiscal year ended March 31, 2003 indicated the following:

     "In the United States, reporting standards for auditors would require the addition of an explanatory paragraph following the opinion paragraph when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in Note 1. Our report to the stockholders and Board of Directors dated June 3, 2002 is expressed in accordance with Canadian reporting standards which do not permit a reference to such conditions and events in the auditors' report when these are adequately disclosed in the financial statements."

     Except as described in the immediately preceding paragraph, the report of LaBonte did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     On September 22, 2003, the Board of Directors of the Company approved and authorized the engagement of Moore Stephens, P.C., 331 Madison Avenue, New York, New York 10017-5102 as the principal independent auditors for the Company.

Item 7. Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired.

                  Not applicable.

        (b) Pro Forma Financial Information

                  Not applicable.

        (c) Exhibits.

            16. Letter on Change in Certifying Accountant.




                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  September 24, 2003


                              TRANSAX INTERNATIONAL LIMITED



                              By: /s/ STEPHEN WALTERS
                              ______________________________________
                                      Stephen Walters, President and
                                      Chief Executive Officer